Exhibit 10.30

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”)is dated as of November 2, 2001, by and among HADRON, INC., a New York corporation (the “Borrower”), the guarantors from time to time party hereto (the “Subsidiary Guarantors,” and together with the Borrower, each a “Pledgor” and collectively the “Pledgors”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

WITNESSETH:

WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”)by and among the Borrower, the Subsidiary Guarantors and the Lender, the Lender has agreed to extend credit to the Borrower; and

WHEREAS, the Lender has required, as a condition precedent to its entering into the Credit Agreement and making extensions of credit to or for the account of the Borrower thereunder, that the Pledgors secure their respective obligations under the Credit Agreement and the other Loan Documents in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.    Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.  Pledge and Grant of Security Interest.    To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Lender and grants to the Lender, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired or arising hereafter (collectively, the “Pledged Collateral”):

(a)  Pledged Shares.    All of the issued and outstanding shares of capital stock of the Subsidiaries of such Pledgor set forth on Schedule I attached hereto (all certificates representing such shares and all options and other rights, contractual or otherwise, with respect thereto, collectively the “Pledged Shares”).

(b)  Additional Shares.    All of the issued and outstanding shares of capital stock of any Subsidiary which is hereafter formed or acquired by such Pledgor, including without limitation, the certificates representing such shares.

(c)  Other Equity Interests.    Any and all other equity interests of such Pledgor in any direct or indirect Subsidiary of the Borrower.

(d)  Proceeds.    All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock to the Lender as collateral security for the Secured Obligations. Upon delivery to the Lender, such additional shares of stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Agreement whether or not Schedule I is amended to refer to such additional shares.

3.  Security for Secured Obligations.    The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the “Secured Obligations”):

(a)  (i)  In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Agreement and the other Loan Documents to which the Borrower is a party; or

(ii)  In the case of any Pledgor which is a Subsidiary Guarantor, the prompt performance and observance by such Subsidiary Guarantor of all obligations of such Subsidiary Guarantor under the Credit Agreement, this Agreement and the other Loan Documents to which such Subsidiary Guarantor is a party, including, without limitation, its guaranty obligations arising under the Subsidiary Guaranty;

(b)  All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Credit Party to the Lender, arising under the Loan Documents, whether primary, secondary, direct, contingent, or joint and several; and

(c)  All liabilities and obligations, now existing or hereafter arising, owing from any Credit Party to the Lender or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

4.  Delivery of the Pledged Collateral.    Each Pledgor hereby agrees that:

(a)  Certificates.    Such Pledgor shall deliver to the Lender (i) simultaneously with or prior to the execution and delivery of this Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of such Pledgor, all other certificates and instruments constituting Pledged Collateral of such Pledgor. Prior to delivery to the Lender, all such certificates and instruments constituting Pledged Collateral of such Pledgor shall be held in trust by such Pledgor for the benefit of the Lender pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, in form provided in Schedule 2 attached hereto.

(b)  Additional Securities.    If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Lender, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Lender in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank in the form provided in Schedule 2, to be held by the Lender as Pledged Collateral and as further collateral security for the Secured Obligations.

(c)  Financing Statements.    Such Pledgor hereby authorizes the Lender to file such UCC financing statements the Lender may deem appropriate in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

5.  Representations and Warranties.    Each Pledgor hereby represents and warrants to the Lender, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Loan Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated:

(a)  Authorization of Pledged Shares.    The Pledged Shares of such Pledgor are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued,fully paid and nonassessable and not subject to the preemptive rights of any Person.

(b)  Title.    Such Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, except for the security interest created by this Agreement and other Permitted Liens. There exists no “adverse claim” within the meaning of Section 8A-302 of the Uniform Commercial Code as in effect in the Commonwealth of Virginia (the “UCC”) with respect to the Pledged Shares of such Pledgor.

(c)  Exercising of Rights.    The exercise by the Lender of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting such Pledgor or any of its property.

(d)  Pledgor’s Authority.    No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock of such Pledgor is required either (i) for the pledge made by such Pledgor or for the granting of the security interest by such Pledgor pursuant to this Agreement; or (ii) for the exercise by the Lender of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

(e)  Security Interest/Priority.    This Agreement creates a valid security interest in favor of the Lender in the Pledged Collateral of such Pledgor. The taking possession by the Lender of the certificates representing the Pledged Shares of such Pledgor and all other certificates and instruments constituting Pledged Collateral of such Pledgor will perfect and establish the first priority of the Lender’s security interest in the Pledged Shares of such Pledgor and in all other Pledged Collateral of such Pledgor represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

6.  Covenants.    Each Pledgor hereby covenants, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Loan Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated, such Pledgor shall:

(a)  Books and Records.    Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Lender pursuant to this Agreement.

(b)  Defense of Title.    Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral of such Pledgor free from all Liens, except for those created hereunder and the security interest created hereby and except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement.

(c)  Further Assurances.    Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Lender may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor; (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii)

otherwise effect the purposes of this Agreement, including, without limitation and if requested by the Lender, delivering to the Lender irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

(d)  Amendments.    Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(e)  Compliance with Securities Laws.    File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

7.  Rights of the Lender.

(a)  Power of Attorney.    In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Lender and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i)  to demand, collect, settle, compromise, adjust, give discharges and releases relating to the Pledged Collateral, all as the Lender may reasonably determine;

(ii)  to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof,

(iii)   to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release relating to the Pledged Collateral as the Lender may deem reasonably appropriate;

(iv)  to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

(v)  to direct any parties liable for any payment under any of the Pledged Collateral of such Pledgor to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;

(vi)  to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

(vii)  to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

(viii)  to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any depository, transfer agent, registrar or other designated agency upon such terms as the Lender may determine; and

(ix)  to do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

This power of attorney is a power coupled with an interest and shall be irrevocable. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in Pledged Collateral.

(b)  Performance by the Lender of Pledgor’s Obligations.    If any Pledgor fails to perform any agreement or obligation contained herein, after the occurrence and during the continuance of an Event of Default, the Lender itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 11 hereof.

(c)  Assignment by the Lender.    To the extent permitted under Section 8.14 of the Credit Agreement, the Lender may from time to time assign the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Lender under this Agreement in relation thereto.

(d)  The Lender’s Duty of Care.    Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Lender shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to such Pledgor. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(e)  Voting Rights in Respect of the Pledged Collateral.

(i)  So long as no Event of Default (as defined herein) shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

(ii)  Upon the occurrence and during the continuance of an Event of Default, upon written notice from the Lender, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights.

(f)  Dividend Rights in Respect of the Pledged Collateral.

(i)  So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral of such Pledgor which are addressed hereinabove) or interest paid in respect of the Pledged Collateral of such Pledgor to the extent they are allowed under the Credit Agreement.

(ii)  Upon the occurrence and during the continuance of an Event of Default:

(A)  all rights of a Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such shall thereupon be vested in the Lender which shall thereupon have sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

(B)  all dividends and interest payments which are received by such Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received, to be held by the Lender as Pledged Collateral and as further collateral security for the Secured Obligations.

(g)  Release of Pledged Collateral.    The Lender may release any of the Pledged Collateral from this Agreement or may substitute any of the Pledged

Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Collateral not expressly released or substituted, and this Agreement shall continue as a first priority lien, security interest, pledge and charge on all Pledged Collateral not expressly released or substituted when any of the Secured Obligations remain outstanding with respect to the Lender.

8.  Advances by Lender.    On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Lender may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which it may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate provided in Section 2.11(b) of the Credit Agreement. No such performance of any covenant or agreement by the Lender on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Agreement or the other Credit Documents. The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

9.  Events of Default.    The occurrence of an Event of Default under and as defined in the Credit Agreement shall be an Event of Default hereunder (“Event of Default”).

10.  Remedies Upon Default.    If any Event of Default shall have occurred and be continuing:

(a)  Rights and Remedies.    The Lender may exercise in respect of the Pledged Collateral of any Pledgor, in addition to other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party on default under the UCC or any other applicable law.

(b)  Sale of Pledged Collateral.    Without limiting the generality of this Section and without notice (except as provided below), the Lender may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Lender may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, the Lender may in such event bid for the purchase of such securities. Each Pledgor agrees that any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, shall be personally served on or mailed, postage prepaid, to such Pledgor in accordance with the notice provisions of Section 8.6 of the Credit Agreement at least 10 days before time of such sale. The Lender shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c)  Private Sale.    The Pledgors recognize that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms no less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale perse shall not be deemed to have been made in a commercially unreasonable manner and that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933.

(d)  Retention of Pledged Collateral.    The Lender may, after providing the notices required by Section 9A-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e)  Application of Proceeds.    Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Lender in cash or its equivalent, will be applied in reduction of the Secured Obligations in such order as the Lender may determine in accordance with the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Lender shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds notwithstanding any entry to the contrary upon any of its books and records. The Pledgors shall remain liable to the Lender for any deficiency.

(f)  Deficiency.    In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate provided in Section 2.11(b) of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the appropriate Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

11.  Costs of Counsel.    If at any time hereafter, after the occurrence and during the continuance of an Event of Default or not, the Lender employs counsel to prepare or consider amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral of any Pledgor or exercise any rights or remedies under this Agreement or with respect to any Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable costs and expenses of the Lender, all of which costs and expenses shall constitute Secured Obligations hereunder.

12.  Continuing, Agreement.    This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Loan Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Upon such termination of this Agreement, the Lender shall, upon the request and at the expense of the Credit Parties, forthwith release all of its liens and security interests hereunder. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Agreement.

13.  Amendments; Waivers; Modifications.    This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

14.  Successors in Interest.    This Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and assigns; provided, however that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Lender. To the fullest extent permitted by law, each Pledgor hereby releases the Lender, and its successors and assigns, from any liability for any act or omission relating to this Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Lender, or its officers, employees or agents.

15.  Notices.    All notices required or permitted to be given under this Agreement shall be in conformance with, and be effective as provided by, Section 8.6 of the Credit Agreement.

16.  Counterparts.    This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

17.  Headings.    The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

18.  ARBITRATION.

A.  THIS PARAGRAPH CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN ANY PLEDGOR AND LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (I) THIS AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (II) ANY DOCUMENT RELATED TO THIS AGREEMENT (COLLECTIVELY A “CLAIM”).

B.  AT THE REQUEST OF ANY PLEDGOR OR LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U.S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

C.  ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF (“JAMS”), AND THE TERMS OF THIS PARAGRAPH. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL.

D.  THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED IN ANY U.S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN THE COMMONWEALTH OF VIRGINIA.

ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED.

E.  THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT.

F.  THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF ANY PLEDGOR OR LENDER TO: (I) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

G.  BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

19.  Severability.    If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

20.  Entirety.    This Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein.

21.  Survival.    All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Agreement and the other Loan Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

22.  Other Security.    To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real property and securities owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Lender has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them orany of the Lender’s rights or the Secured Obligations under this Agreement or under any other of the Loan Documents.

23.  Joint and Several Obligations of Pledgors.    All payment obligations of the Pledgors hereunder shall be joint and several.

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IN WITNESS WHEREOF, the parties, by their officers thereunto duly authorized, have executed and delivered this Agreement under seal as of the day and year first above written.

PLEDGORS: HADRON, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

ADVANCED BIOSYSTEMS, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

AVENUE TECHNOLOGIES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

ENGINEERING AND INFORMATION SERVICES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

SYCOM SERVICES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

VAIL RESEARCH AND TECHNOLOGY CORPORATION

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

HADRON ACQUISITION CORP.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

LENDER: BANK OF AMERICA, N.A.

By:	/s/ ELAINE EATON (SEAL)
Elaine Eaton Senior Vice President

SCHEDULE 1

TO AGREEMENT

Name of Pledgor    Hadron, Inc.

Name of Subsidiary	Number of Shares	Certificate Number
SyCom Services, Inc.	3,000	1

Engineering & Information Services, Inc.	1,000	2

Avenue Technologies, Inc.	751,288	32
	500,000	3

Advanced Biosystems, Inc.	1,000	2

Vail Research and Technology Corporation	1,000	3

Hadron Acquisition Corp.	100	1

SCHEDULE 2

TO AGREEMENT

Form of Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of capital stock of             , a              corporation:

No. of Shares	Certificate No.

and irrevocably appoints                                                       its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist. This Stock Power is subject to the terms of that certain Pledge Agreement dated November 2, 2001.

a corporation

Name:

By:

Title: